Supplement dated December 12, 2024, to the Prospectus dated May 1, 2019,

For Schwab OneSource Annuity® contracts

Issued by Empower Annuity Insurance Company of America

Variable Annuity- 1 Series Account

Supplement dated December 12, 2024,

to the Updating Summary Prospectus and Prospectus dated May 1, 2024,

For Schwab Advisor Choice Variable Annuity contracts

Issued by Empower Annuity Insurance Company of America

Variable Annuity- 1 Series Account

Supplement dated December 12, 2024, to the Prospectus dated May 1, 2019,

For Schwab OneSource Annuity® contracts

Issued by Empower Life & Annuity Insurance Company of New York

Variable Annuity- 1 Series Account

Supplement dated December 12, 2024,

to the Updating Summary Prospectus and Prospectus dated May 1, 2024,

For Schwab Advisor Choice Variable Annuity contracts

Issued by Empower Life & Annuity Insurance Company of New York

Variable Annuity- 1 Series Account

This Supplement amends certain information in your variable annuity contract (“Contract”) prospectus(es) (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Reorganization of the PSF Natural Resources Portfolio

The Board of Trustees of The Prudential Series Fund (“PSF”), approved the reorganization (the “Reorganization”) of the PSF Natural Resources Portfolio (the “Target Portfolio”) into the PSF PGIM Jennison Blend Portfolio (the “Acquiring Portfolio”), see table below. The Reorganization is subject to approval by the shareholders. A proxy statement/prospectus relating to the Reorganization will be mailed to shareholders of the Target Portfolio on or about January 23, 2025, and a special meeting of the Target Portfolio’s shareholders will be held on or about March 5, 2025.

It is anticipated that the Reorganization, if approved by the shareholders, will take place, in or around the second quarter of 2025 or on such other date as reasonably practicable (the “Closing Date”).

Target Portfolio and Corresponding Share Class	Acquiring Portfolio and Corresponding Share Class
PSF Natural Resources Portfolio, Class II	PSF PGIM Jennison Blend Portfolio, Class II

On the Closing Date, after the close of business, your Annuity Account Value in the Sub-Account invested in the Target Fund at the time of the Reorganization will become invested in the Sub-Account that invests in the corresponding class of the Acquiring Portfolio, and the Target Portfolio will liquidate, cease operations, and will no longer be available for investment. Unless you instruct us otherwise, any allocation instruction you have on file that includes the Target Portfolio will be automatically updated with the corresponding Acquiring Portfolio after the Closing Date.

Your rights and obligations under the Contract and your Annuity Account Value will not change as a result of the Reorganization. The fees and charges under the Contract will not change and there are no tax consequences to you as a result of the Reorganization.

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As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Target Portfolio as an investment option under the Contract.

If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Acquiring Portfolio, or other Funds available under your Contract, you may contact us by writing or calling Protective Life at P.O. Box 1854, Birmingham, AL 35201-1854 or toll free at 800-838-0650. You may also obtain Acquiring Portfolio and other Portfolio prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.